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                                                                   EXHIBIT 10.45

                         SECURITY AND PLEDGE AGREEMENT
                         -----------------------------


          THIS SECURITY AND PLEDGE AGREEMENT (the "Agreement") is made as of this 28th day of June, 1996, by Letronix Acquisition Corporation ("Pledgor"), in favor of Polyphase Corporation ("Secured Party").

                                R E C I T A L S:
                                ----------------

          A. Pledgor owns beneficially and of record 1,020,000 shares (the "Stock") of the common stock of Letronix, Inc., a Nevada corporation (the "Company");

          B. The Secured Party has agreed to loan to the Company the aggregate principal sum of $850,000 (the "Loan") pursuant to a Secured Promissory Note (the "Loan Agreement"). The principal sum of the Loan is subject to adjustment as provided for in the Stock Purchase Agreement (as defined herein). All capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

          C. It is a condition precedent to the extension of the Loan by the Secured Party that the Pledgor shall have executed and delivered to the Secured Party, inter alia, a pledge agreement providing for the pledge to the Secured Party of all of the Stock of the Company now or hereafter owned by Pledgor.

                                   AGREEMENT:
                                   ---------

          NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to extend the Loan to the Company, and with the intent to be legally bound hereby, the Pledgor hereby agrees with the Secured Party as follows:

     SECTION 1.  DEFINITIONS.  All terms used in this Agreement that are defined
                 -----------
in Article 9 of the Uniform Commercial Code currently in effect in the State of Texas (the "Code") and are not otherwise defined herein shall have the same meanings as set forth in the Code.

    SECTION 2.  PLEDGE AND GRANT OF SECURITY INTEREST.  As collateral security
                -------------------------------------
for all of the obligations of the Company under the Loan Agreement (collectively, the "Obligations"), the Pledgor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing security interest in, the following (the "Pledged Collateral"):

          (a) All right, title and interest of Pledgor in and to all stock and other securities of the Company, whether now owned or hereafter acquired, including, without limitation, the Stock, all options and other rights, contractual or otherwise, of Pledgor now existing or hereafter arising with respect to the Stock or other securities of the Company and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of Pledgor's interest in such stock or other securities of the Company; and

          (b) All proceeds of any and all of the foregoing; in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise ).

     SECTION 3.  SECURITY FOR OBLIGATIONS.  The security interest created hereby
                 ------------------------
in the Pledged Collateral constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter incurred.

     SECTION 4.  DELIVERY OF THE PLEDGED COLLATERAL.
                 ----------------------------------

          (a) All certificates and instruments, if any, representing the Pledged Collateral shall be delivered to the Secured Party or to its designated agent upon the execution and delivery of this Agreement. All other certificates and instruments constituting Pledged Collateral from time to time shall be delivered to the Secured Party or to its designated agent promptly upon the receipt thereof by or on behalf of the Pledgor. All such certificates and instruments shall be held by the Secured Party or its designated agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory in the Secured Party.

          (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise;
     (iii) distributions payable in cash (except such distributions permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property; or (iv) distributions in connection with a partial or total liquidation or dissolution, Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust, for the benefit of the Secured Party, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Secured Party or to its designated agent in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Secured Party or its designated agent as Pledged Collateral and as further collateral security for the Obligations.

     SECTION 5.  REPRESENTATIONS AND WARRANTIES.  The Pledgor represents and
                 ------------------------------
warrants as follows:

          (a) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest or other charge or encumbrance except for (i) the security interest created by this Agreement and (ii) any restrictive legends contained on any certificates representing the Pledged Collateral.

          (b) Pledgor is a corporation duly organized, validly existing and in good standing in Nevada and has taken all necessary corporate actions in order to duly authorize the execution, delivery and performance of this Agreement and the Loan Agreement. This Agreement and the Loan Agreement constitute the legal, valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their terms. The execution, delivery and performance of this Agreement will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any lien, security interest or other, charge or encumbrance upon or with respect to any of Pledgor's properties.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the pledge hereunder by the Pledgor of, or the grant by the Pledgor of the security interest created hereby in, the Pledged Collateral, except as may be required in respect of any such exercise by laws affecting the offering and sale of securities generally.

          (d) This Agreement creates a valid security interest in favor of the Secured Party in the Pledged Collateral. The filing by Secured Party of a UCC-1 financing statement in the office of the Secretary of State of Texas and the taking of possession by Secured Party or its designated agent of all certificates, instruments and cash constituting Pledged Collateral from time to time will perfect, and establish the first priority of, the Secured Party's security interest hereunder in the Pledged Collateral, securing the Obligations. Except as set forth in this Section 5(d) and except for the delivery of certain of the Pledged Collateral to Secured Party, no action is necessary or desirable to perfect or otherwise protect such security interest.

          (e) The Pledgor's principal place of business is located at 2620 South Maryland Parkway, Suite 202, Las Vegas, Nevada 89109.

     SECTION 6.  COVENANTS AS TO THE PLEDGED COLLATERAL.  So long as any of the
                 --------------------------------------
Obligations shall remain outstanding, the Pledgor will, unless the Secured Party shall otherwise consent in writing:

          (a) Provide the Secured Party with thirty (30) days' advance notice of any change in the location of its primary residence from the address specified for the Pledgor in Section 5(e) above; and

          (b) Keep adequate records concerning the Pledged Collateral and permit the Secured Party or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from such records; and

                                       3
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          (c) At its expense, promptly deliver to the Secured Party a copy of each notice or other communication received by it in respect of the Pledged Collateral; and

          (d) At its expense, defend the Secured Party's right, title and special property and security interest in and to the Pledged Collateral against the claims of any person; and

          (e) At its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Secured Party irrevocable proxies in respect of the Pledged Collateral; and

          (f) Not sell, assign, exchange or otherwise dispose of any Pledged Collateral or any interest therein; and

          (g) Not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the pledge hereunder and the security interest created hereby; and

          (h) Not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral; and

          (i) Not (i) take any action that would, in any manner, impair the enforceability of the Secured Party's security interest in any Pledged Collateral or (ii) fail to take any action where such failure would result in such impairment.

     SECTION 7.  VOTING RIGHTS, DISTRIBUTIONS, ETC. IN RESPECT OF THE PLEDGED
                 ------------------------------------------------------------
COLLATERAL.
----------

          (a) So long as no default shall have occurred hereunder, and so long as neither the Company nor any other party thereto (other than Secured Party) has failed to make any payment or perform any other covenant, agreement or obligation under the Loan Agreement or the Note, subject to any applicable cure periods contained therein (each, an "Event of Default") then:

               (i) The Pledgor may exercise any and all voting, managerial and other rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or any shareholders' agreement to which Pledgor may be bound; provided, however, that the Pledgor will not exercise or refrain from exercising any such right, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral;

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               (ii) The Pledgor may receive and retain any and all distributions or interest paid in respect of the Pledged Collateral; provided, however, that any and all

                    (A) Distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral,

                    (B) Distributions paid or payable in cash in respect of any
               Pledged Collateral in connection with a partial or total liquidation or dissolution, and

                    (C) Cash paid, payable or otherwise distributed in
               redemption of, or in exchange for, any Pledged Collateral,

shall be, and shall forthwith be delivered to the Secured Party or its designated agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Secured Party or its designated agent in the exact form received with any necessary endorsement and/or appropriate stock powers or other instruments of assignment duly executed in blank, to be held by the Secured Party or its designated agent as Pledged Collateral and as further collateral security for the Obligations.

     (b) Upon the occurrence and during the continuance of any Event of Default:

          (i) All rights of the Pledgor to exercise the voting, managerial and other rights that it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the distributions and interest payments that it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this
     Section 7, shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting, managerial and other rights and to receive and hold as Pledged Collateral such distributions and interest payments; and

          (ii) Without limiting the generality of the foregoing, the Secured Party may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if Secured Party were the absolute owner thereof, including, without limitation the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of the Company, or upon the exercise by the Secured Party of any right, privilege or option pertaining to any Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as such committee, depository, transfer agent, registrar or other designated agent may determine; and

          (iii) All distributions and interest payments that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Secured Party or its designated agent as Pledged Collateral in the exact form received, to be held by the Secured Party as Pledged Collateral and as further collateral security for the Obligations.

     SECTION 8.  ADDITIONAL PROVISIONS CONCERNING THE PLEDGED COLLATERAL.
                 -------------------------------------------------------

          (a) The Pledgor hereby authorizes the Secured Party to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

          (b) The Pledgor hereby irrevocably appoints the Secured Party as the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name, of the Pledgor or otherwise, from time to time prior to the payment in full of the Obligations, at the Secured Party's reasonable discretion, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

          (c) If the Pledgor fails to perform any agreement or obligation contained herein and such failure shall remain unremedied for a period of twenty (20) days, the Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof. The Secured Party agrees to notify the Pledgor of any such action taken, but failure to so notify the Pledgor shall not affect the rights of the Secured Party hereunder.

          (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property of a similar nature, it being understood that the Secured Party shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          (e) The Secured Party may at any time in its discretion (i) transfer or register in the name of the Secured Party or any nominees of the Secured Party any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations. The Secured Party will inform the Pledgor of any transfer or registration effected pursuant to clause (i) of the preceding sentence.

     SECTION 9.  REMEDIES UPON DEFAULT.  If any Event of Default shall have
                 ---------------------
occurred and be continuing:

          (a) The Secured Party may, by notice to the Pledgor, (i) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Pledged Collateral) then in effect in the State of Georgia or other applicable law; and (ii) without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more, parcels at public or private sale, at any exchange or broker's board or elsewhere, as such price or prices and on such other terms as Secured Party may deem commercially reasonable, for cash or on credit or for future delivery. Pledgor agrees that, to the extent notice of sale shall be required by law, notice to Pledgor at least ten (10) days prior to the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Pledgor recognizes that the Secured Party may deem it impracticable to effect a public sale of all or any part of the any securities constituting Pledged Collateral and that the Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933

     (the "Securities Act") or any applicable state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Atlanta, Georgia (to the extent that such an offer may be so advertised without prior registration under the Securities Act or applicable state securities laws), or (ii) made privately in the manner described above to not less than five bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar applicable statutory provision) as then in effect in the State of Georgia, notwithstanding that such sale may not constitute a "public offering" under the Securities Act or applicable state securities laws and that the Agent on behalf of Secured Party may, in such event, bid for and purchase of such securities.

          (c) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be applied as follows:

              (i) First, to the extent not otherwise paid or reimbursed by Pledgor, to the repayment of the reasonable costs and expenses, including reasonable attorneys fees and legal expenses, incurred by the Secured Party in connection with (A) the administration of this Agreement, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (C) the exercise or enforcement of any of the rights of the Secured Party hereunder, and/or (D) the failure of the Pledgor to perform or observe any of the provisions hereof;

              (ii) Second, at the option of the Secured Party, to the payment or other satisfaction of any liens and other encumbrances upon any of the Pledged Collateral;

              (iii) Third, to the reimbursement of the Secured Party for the amount of any obligations of the Pledgor and/or the Company paid or discharged by the Secured Party pursuant to the provisions of this Agreement, the Loan Agreement or any Other Agreement and of any reasonable expense of the Secured Party payable by the Pledgor hereunder or under the Loan Agreement or any Other Agreement;

              (iv) Fourth, to the satisfaction of any other indebtedness of the Pledgor and/or the Company to the Secured Party;

              (v) Fifth, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Code or any successor or similar, applicable statutory provision); and

              (vi) Sixth, the surplus proceeds, if any, to the Pledgor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

          (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the default rate provided in Section 1.1 of the Loan Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.

          (e) The Secured Party agrees that it will not sell or transfer any securities constituting all or part of the Pledged Collateral except in compliance with all applicable securities laws.

     SECTION 10. INDEMNITY AND EXPENSES.
                 ----------------------

          (a)  [intentionally left blank]

          (b) The Pledgor will upon demand pay to the Secured Party, the amount of any and all costs and expenses, including, without limitation, court costs and the reasonable fees and disbursements of the Secured Party's counsel and of any experts and agents, that the Secured Party or such Purchaser may incur in connection with (i) the administration of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral;
     (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof; except for expenses resulting solely and directly from the Secured Party's or a Purchaser's gross negligence, willful misconduct or breach of this Agreement.

     SECTION 11. NOTICES.  Unless otherwise required herein, all notices and
                 -------
other communications provided for hereunder shall be given as set forth in the Loan Agreement.

     SECTION 12. MISCELLANEOUS.
                 -------------

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Secured Party and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under the Loan Agreement, any Other Agreement or any related agreement, instrument or documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein and in the Loan Agreement, the Other Agreements and all related agreements, instruments and documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Party under each of this Agreement, the Loan Agreement, the Other Agreements and any related agreements, instruments and documents against any party thereto are not conditional or contingent on any attempt by the Secured Party to exercise any of its rights hereunder or under the Loan Agreement, the Other Agreements or any related agreement, instrument or document against such party or against any other person or entity.

          (c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a present continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the earlier of the payment and satisfaction in full or release of the Obligations, (ii) be binding on the Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, the Secured Party may assign or otherwise transfer the Note held by it as provided in the Loan Agreement, and the Secured Party may assign or otherwise transfer its rights under the Loan Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Party, herein or otherwise. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

          (e) Upon the earlier of the final and irrevocable payment and satisfaction in full or release of the Obligations, this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. The Secured Party shall thereafter, upon the Pledgor's request and at the Pledgor's expense, (i) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and
     (ii) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

          (f) THIS AGREEMENT CONSTITUTES A SECURED COMMERCIAL LENDING TRANSACTION GOVERNED BY THE UNIFORM COMMERCIAL CODE (TO THE EXTENT APPLICABLE). THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AT DALLAS, TEXAS AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE

     OF TEXAS, APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH STATE, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. PLEDGOR HEREBY CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 5(E) HEREOF. PLEDGOR WAIVES TRIAL BY JURY (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW), ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 12(F) SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR AND/OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH PARTY MAINTAINS OFFICES OR HAS PROPERTY.

          (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Agreement. A photocopy, telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

          (h) Secured Party hereby agrees to release a pro rata portion of the
                                                       --------
     Stock securing the Obligations within ten (10) days following proper and timely payment of all or a part of the principal amount paid in accordance with the terms of the Loan Agreement. The number of shares of Stock to be released shall be in the same proportion as the Stock bears to the original principal amount of the Loan (as adjusted pursuant to the Stock Purchase Agreement pursuant to which the stock was sold to Pledgor (the "Stock Purchase Agreement"))on the date hereof. For example, if the Stock is equal to 825 shares on the date hereof, then (assuming the $850,000 Loan remains unadjusted under the Stock Purchase Agreement) .000970 shares of the Stock shall be released for each dollar of principal paid off under the Loan Agreement. Notwithstanding, no release shall be made of fractional shares.

          IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the date first above written.

                                 PLEDGOR:

                                 LETRONIX ACQUISITION CORPORATION


                                 By:
                                     -----------------------------------
                                 Name:
                                       ---------------------------------
                                 Title:
                                        --------------------------------

                                 SECURED PARTY:

                                 POLYPHASE CORPORATION

                                 By:
                                     -----------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------